                                                                     EXHIBIT 6.1

                               SMITH BARNEY INC.

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS that the undersigned director of Smith Barney Inc., a Delaware corporation (hereinafter called the "Corporation"), does hereby constitute and appoint George S. Michinard, Jr., Laurie A. Hesslein, Michael J. Brophy, Gina L. Lemon and Kevin E. Kopczynski, and each of them, his true and lawful attorneys and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things, and execute in his name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Corporation to comply with the Securities Act of 1933 and the Investment Company Act of 1940, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of (i) units of fractional undivided interest in one or more series of Smith Barney Unit Trusts, Tax Exempt Securities Trust, Equity Income Fund, Corporate Income Fund, Government Securities Income Fund, Municipal Investment Trust Series, International Bond Fund, Equity Focus Trusts, Uncommon Values, The CountryFund Opportunity Trust; or any other unit investment trust fund (or other unit based investment vehicles not involving active management) established in accordance with the Investment Company Act of 1940 for which Smith Barney Inc., alone or with others, will act as Depositor or Sponsor and/or Underwriter, and (ii) the aforesaid trusts, including specifically power and authority to sign his name to any and all Notifications of Registration and/or Registration Statements to be filed with the Securities and Exchange Commission under either of said Acts in respect to such units and trusts, any amendment (including post-effective amendment) or application for amendment of such Notifications of Registration and/or Registration Statements, and any Prospectuses, exhibits, financial statements, schedules or any other documents filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys shall have, and may exercise, without the others, all the powers hereby conferred.

  IN WITNESS WHEREOF, the undersigned has signed his name hereto in the City of New York as of this 26th day of February, 1997.

                                              /s/ William J. Mills, II
                                      -----------------------------------------
                                             Name: William J. Mills, II

                               SMITH BARNEY INC.

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS that the undersigned director of Smith Barney Inc., a Delaware corporation (hereinafter called the "Corporation"), does hereby constitute and appoint George S. Michinard, Jr., Laurie A. Hesslein, Michael J. Brophy, Gina L. Lemon and Kevin E. Kopczynski, and each of them, his true and lawful attorneys and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things, and execute in his name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Corporation to comply with the Securities Act of 1933 and the Investment Company Act of 1940, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of (i) units of fractional undivided interest in one or more series of Smith Barney Unit Trusts, Tax Exempt Securities Trust, Equity Income Fund, Corporate Income Fund, Government Securities Income Fund, Municipal Investment Trust Series, International Bond Fund, Equity Focus Trusts, Uncommon Values, The CountryFund Opportunity Trust; or any other unit investment trust fund (or other unit based investment vehicles not involving active management) established in accordance with the Investment Company Act of 1940 for which Smith Barney Inc., alone or with others, will act as Depositor or Sponsor and/or Underwriter, and (ii) the aforesaid trusts, including specifically power and authority to sign his name to any and all Notifications of Registration and/or Registration Statements to be filed with the Securities and Exchange Commission under either of said Acts in respect to such units and trusts, any amendment (including post-effective amendment) or application for amendment of such Notifications of Registration and/or Registration Statements, and any Prospectuses, exhibits, financial statements, schedules or any other documents filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys shall have, and may exercise, without the others, all the powers hereby conferred.

  IN WITNESS WHEREOF, the undersigned has signed his name hereto in the City of New York as of this 26th day of February, 1997.

                                               /s/ Michael B. Panitch
                                      -----------------------------------------
                                              Name: Michael B. Panitch

                               SMITH BARNEY INC.

                               POWER OF ATTORNEY

  KNOW ALL MEN BY THESE PRESENTS that the undersigned director of Smith Barney Inc., a Delaware corporation (hereinafter called the "Corporation"), does hereby constitute and appoint George S. Michinard, Jr., Laurie A. Hesslein, Michael J. Brophy, Gina L. Lemon and Kevin E. Kopczynski, and each of them, his true and lawful attorneys and agents, with full power to act without the others, for him and in his name, place and stead, in any and all capacities, to do any and all acts and things, and execute in his name any and all instruments, which said attorneys and agents may deem necessary or advisable in order to enable the Corporation to comply with the Securities Act of 1933 and the Investment Company Act of 1940, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Acts of (i) units of fractional undivided interest in one or more series of Smith Barney Unit Trusts, Tax Exempt Securities Trust, Equity Income Fund, Corporate Income Fund, Government Securities Income Fund, Municipal Investment Trust Series, International Bond Fund, Equity Focus Trusts, Uncommon Values, The CountryFund Opportunity Trust; or any other unit investment trust fund (or other unit based investment vehicles not involving active management) established in accordance with the Investment Company Act of 1940 for which Smith Barney Inc., alone or with others, will act as Depositor or Sponsor and/or Underwriter, and (ii) the aforesaid trusts, including specifically power and authority to sign his name to any and all Notifications of Registration and/or Registration Statements to be filed with the Securities and Exchange Commission under either of said Acts in respect to such units and trusts, any amendment (including post-effective amendment) or application for amendment of such Notifications of Registration and/or Registration Statements, and any Prospectuses, exhibits, financial statements, schedules or any other documents filed therewith, and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Any one of said agents and attorneys shall have, and may exercise, without the others, all the powers hereby conferred.

  IN WITNESS WHEREOF, the undersigned has signed his name hereto in the City of New York as of this 26th day of February, 1997.

                                                 /s/ Paul Underwood
                                      -----------------------------------------
                                                Name: Paul Underwood